Filed pursuant to Rule 497(e) of the Securities Act of 1933

                                                              File Nos: 33-03706
                                                                        33-92982

                               [GRAPHIC OMITTED]

PROSPECTUS                                                     FEBRUARY 23, 1999

                                    DLJDIRECT
                                   MUTUAL FUND
                                    ACCOUNTS

          DLJ Growth Fund account o DLJ Growth and Income Fund account
   DLJ Small Company Value Fund account o DLJ Developing Markets Fund account
                    DLJ International Equity Fund account

          The DLJdirect Mutual Fund accounts utilize a selection of mutual funds from the DLJWinthrop Focus Funds (the "Domestic Funds") and the DLJ Winthrop Opportunity Funds (the "International Funds").

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THESE TWO SEPARATE SERIES OF FUNDS:
THE DLJ FOCUS FUNDS AND THE DLJ OPPORTUNITY FUNDS. EACH SERIES HAS A NUMBER OF INDIVIDUAL FUNDS. EACH FUND HAS A SEPARATE INVESTMENT OBJECTIVE AND PORTFOLIO OF INVESTMENTS. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                     [LOGO]

                                 DLJdirect Inc.

                              Member NASD and SIPC

                     A Donaldson, Lufkin & Jenrette Company

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

              3      Transaction Information

              4      The Domestic Funds' Risk Return Summary

               7     The International Funds' Risk Return Summary

               9     Summary of Fund Expenses

               9     Annual Fund Operating Expenses

              10     Purchases, Redemptions and Shareholder Services

              12     The Domestic Funds' Investment Objectives and Policies

              16     The International Funds' Investment Objectives and Policies

              19     Additional Information on Investment Policies and Risks

              22     Fund Management

              23     Distribution Charges

              23     Dividend and Distribution Information

              24     Taxes

              25     Financial Highlights

              28     For More Information

TRANSACTION INFORMATION

         Clients of DLJdirect, Inc. ("DLJdirect") are offered an investment in each of the Funds by investing in the Fund's related DLJdirect Mutual Fund Account ("Fund Account"). For example, a DLJdirect client who invests in the Small Company Value Fund Account will be purchasing shares of the DLJ Winthrop Small Company Value Fund. DLJdirect clients may invest in Fund Accounts at a price equal to the net asset value of the Fund's Class A shares without a sales charge. Upon redeeming shares in a Fund Account, shareholders receive the next-determined net asset value of the Fund's Class A shares. The Fund's Class B shares are not offered under this Prospectus due to the higher 12b-1 fees associated with investing in such shares.

         Purchases in a Fund Account may only be made through DLJdirect. In order to process a request to transfer shares in a Fund Account to a custodian or broker dealer not affiliated with DLJdirect, holdings must first be reassigned with the name of that Fund Account's related Fund. For example, holdings in the Growth Fund Account will be renamed the "DLJ Winthrop Growth Fund" prior to executing a transfer.

         Clients of DLJdirect may exchange shares from one Fund Account to another Fund Account. Exchanges of shares are subject to other requirements of the Fund into which the exchanges are made. The annual Fund operating expenses may be higher and a different 12b-1 fee may apply. For example, an investor will pay a higher 12b-1 fee after exchanging shares of an International Fund (.25 of 1% annually) for shares of a Domestic Fund (.30 of 1% annually).

         See "Purchases, Redemptions and Shareholder Services".

         Further information on the Funds can be obtained from DLJ Winthrop at the address and telephone number shown on the back cover of this Prospectus. The address and telephone number of DLJdirect has also been listed for inquires related to your DLJdirect Fund account.

--------------------------------------------------------------------------------
                                                                               3

This part of the prospectus summarizes each Fund's investment objective, principal investment strategies and principal risks. This section also contains limited performance data. More information about the DLJ Winthrop Funds is contained in "The Domestic Funds' Investment Objectives and Policies" and "The International Funds' Investment Objectives and Policies" and "Additional Information on Investment Policies and Risks." Please read the entire prospectus carefully before investing and save it for future reference.

THE DOMESTIC FUNDS' RISK RETURN SUMMARY

THE GROWTH FUND

         The Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that offer long-term capital appreciation. This Fund invests in common stock, securities convertible into common stock and other equity securities of well-known and established companies. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally, the Fund attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Fund may also make an investment to earn income when its Adviser believes that it will not compromise the investment objective. To achieve this objective, the Fund may invest up to 35% of the value of its assets in investment-grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers' acceptances and other financial instruments. The Fund may also invest in non-U.S. securities.

         Like any investment, an investment in the Growth Fund is subject to risk and you could lose money. While investments are selected that the Adviser believes will experience long-term appreciation, their value could decline. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                                   [BAR CHART]

                                   1998   28%
                                   1997   28%
                                   1996   20%
                                   1995   24%
                                   1994   -4%
                                   1993   14%
                                   1992    2%
                                   1991   28%
                                   1990   -7%
                                   1989   26%

         During the 10 year period shown in the bar chart, the highest return for a quarter was 21.16% (quarter ending 12/31/98) and the lowest return for a quarter was -15.22% (quarter ending 9/30/90).


                         Average Annual Total Returns
                  (for the periods ending December 31, 1998)

                        Past Year   Past 5 Years   Past 10 Years
                       ----------   ------------   -------------

Growth Fund               28.36%        18.56%         15.06%


S&P 500*                  28.59%        24.07%         19.21%



         * The S & P 500(Registered) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S & P 500 do not include any sales charges, fees or other expenses.

--------------------------------------------------------------------------------
4

THE GROWTH AND INCOME FUND

         The Growth and Income Fund's investment objective is long-term capital appreciation and continuity of income. The Fund seeks to achieve this objective by investing in dividend paying common stock and by diversifying its investments among different industries and different companies. Securities are selected on the basis of their investment merit and their potential for appreciation in value and/or income, with a focus on stability. The Adviser identifies companies that it believes are undervalued, and waits for the market to discover that value. A portion of the Fund is invested in debt securities that are of investment-grade quality, U.S. Government securities, and money market instruments. The Fund may also invest in non-U.S. securities. There is no fixed proportion of the Growth and Income Fund's assets that must be invested in any particular type of security.

         Like any investment, an investment in the Growth and Income Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value and/or provide income, the Adviser could select securities that will decline in value and provide no income.

         The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                                   [BAR CHART]

                                   1998   19%
                                   1997   33%
                                   1996   22%
                                   1995   30%
                                   1994   -2%
                                   1993   16%
                                   1992    6%
                                   1991   24%
                                   1990   -3%
                                   1989   25%

         During the 10 year period shown in the bar chart, the highest return for a quarter was 16.00% (quarter ending 12/31/98) and the lowest return for a quarter was -9.97% (quarter ending 9/30/90).

                         Average Annual Total Returns
                  (for the periods ending December 31, 1998)

                    Past Year  Past 5 Years  Past 10 Years
                    ---------  ------------  --------------
Growth and
Income Fund          18.59%       19.40%         16.10%


S & P 500*           28.59%       24.07%         19.21%


         * The S & P 500(Registered) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses.

--------------------------------------------------------------------------------
                                                                               5

THE SMALL COMPANY VALUE FUND

         The Small Company Value Fund's investment objective is a high level of growth of capital. The Fund seeks to achieve this objective by investing in common stock and other equity securities of "small cap" companies that appear to be undervalued. Companies with market capitalization of $2 billion or less at the time of purchase are considered to be "small cap" companies.

         This Fund's investment objective causes it to be riskier than other Funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. You should not invest in this Fund if your principal objective is assured income or capital preservation. Investments in smaller companies often involve greater risks than investments in larger, more established companies. Smaller companies may have less management experience, fewer financial resources, and limited product diversification.

         The frequency and trading volume for securities of smaller companies is substantially less than for larger companies. This can result in greater and more abrupt price fluctuations and can cause small cap stocks to be less liquid than securities of larger companies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Russell 2000 Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                                  [BAR CHART]

                                   1998   -5%
                                   1997   26%
                                   1996   15%
                                   1995   20%
                                   1994   -1%
                                   1993   22%
                                   1992   18%
                                   1991   51%
                                   1990   -13%
                                   1989   16%

         During the 10-year period shown in the bar chart, the highest return for a quarter was 17.81% (quarter ending 3/31/91) and the lowest return for a quarter was -18.15% (quarter ending 9/30/98).


                         Average Annual Total Returns
                  (for the periods ending December 31, 1998)


                   Past Year      Past 5 Years          Past 10 Years
                   ---------      ------------          -------------

Small Company       -4.61%          10.47%                 13.68%
Value Fund

Russell 2000*       -2.55%          11.86%                 12.92%


         *The Russell 2000 Index is an unmanaged index of common stock prices and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The returns for the Index do not include any sales charges, fees or other expenses.

--------------------------------------------------------------------------------
6

THE  INTERNATIONAL  FUNDS' RISK RETURN SUMMARY

THE DEVELOPING MARKETS FUND

         The DEVELOPING MARKETS FUND's investment objective is to provide long-term growth by investing in common stocks and other equity securities of companies from developing countries. The Fund seeks to achieve its objective by investing in companies from the countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index that are identified by the Adviser as being best positioned to take advantage of certain economic and political factors. The Fund seeks to identify countries, and then the industries, where economic and political factors are likely to produce above average growth. The Fund uses a fundamental analysis on common stock in countries the Adviser believes demonstrate a strong potential for expansion, a trend toward modernizing production and high levels of economic growth. The Fund invests in securities of issuers in at least three different developing countries. You should not invest in this Fund if your principal objective is assured income or capital preservation.

         This Fund's investment objective causes it to be riskier than other funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States) from issuers in developing markets. Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. Investments in developing markets present further risks because they tend to be smaller, less mature and less stable than developed markets. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest and foreign exchange rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 year and from inception, compare to those of the MSCI Emerging Free Markets Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                                  [BAR CHART]

                                  1998   -22%
                                  1997    -6%
                                  1996     4%

         During the 3 year period shown in the bar chart , the highest return for a quarter was 13.43% (quarter ending 12/31/98) and the lowest return for a quarter was -21.96% (quarter ending 6/30/98).

         1996 was the first full calendar year of operations.

                         Average Annual Total Returns
                  (for the periods ending December 31, 1998)

                    Past Year  From inception on 9/8/95
                    ---------  ------------------------
Developing Markets
Fund                 -22.14%           -8.38%

MSCI Emerging
Markets Free Index*  -25.34%          -11.04%


         * The MSCI Emerging Markets Free Index is an unmanaged index composed of a sample of companies representative of the market structure of developing countries worldwide. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.

--------------------------------------------------------------------------------
                                                                               7

THE INTERNATIONAL EQUITY FUND

         The International Equity Fund's investment objective is long-term growth by investing in equity securities from established international markets. The Fund seeks to achieve this objective by investing in a diversified portfolio of investments that include companies from the countries of the MSCI Europe, Australia, and Far East Index (the "EAFE Index"), an unmanaged index of over 1,000 foreign stock prices. The Fund seeks to identify countries and industries with favorable growth prospects. Once the countries have been selected, the Adviser chooses the stocks and industries in each country. The Adviser employs a comprehensive top-down approach to invest in industries in each country that are likely to do well and in stocks with reasonable value, reliable earnings and high quality management.

         Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund selects investments that the Adviser believes will appreciate in value, those securities could decline in value and provide no income. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States). Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest and foreign exchange rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 year and from inception, compare to those of the MSCI-EAFE(Registered) Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                                  [BAR CHART]

                                   1998   18%
                                   1997    7%
                                   1996    6%

         During the 3 year period shown in the bar chart, the highest return for a quarter was 18.19% (quarter ending 12/31/98) and the lowest return for a quarter was -15.46% (quarter ending 9/30/98).

         1996 was the first full calendar year of operations.


                         Average Annual Total Returns
                  (for the periods ending December 31, 1998)


                             Past Year   From inception on 9/8/95
International Equity
Fund                          17.67%               9.65%

MSCI--EAFE*                   20.33%              10.24%


         * The MSCI-EAFE(Registered) is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin Countries. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.

--------------------------------------------------------------------------------
8

SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds through a DLJdirect Fund account.


SUMMARY OF FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES


                                                                                      Domestic and International
SHAREHOLDER FEES:
(These fees are paid directly from your investment)                                            None




ANNUAL FUND OPERATING EXPENSES

         These examples help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Annual Fund Operating Expenses                                        Examples
(Expenses that are deducted from Fund assets.)
Growth Fund                                             Class A       Examples
Management Fee                                             .73%       After 1 Year              $131
Distribution (12b-1)and Service Fees                       .30%       After 3 Years             $409
Other Expenses                                             .26%       After 5 Years             $708
                                                          ----
Total Annual Fund Operating Expenses                      1.29%       After 10 Years          $1,556

Growth and Income Fund                                  Class A       Examples
Management Fee                                             .60%       After 1 Year              $115
Distribution (12b-1)and Service Fees                       .30%       After 3 Years             $359
Other Expenses                                             .23%       After 5 Years             $622
                                                          ----
Total Annual Fund Operating Expenses                      1.13%       After 10 Years          $1,375

Small Company Value Fund                                Class A       Examples
Management Fee                                             .75%       After 1 Year              $131
Distribution (12b-1)and Service Fees                       .30%       After 3 Years             $409
Other Expenses                                             .24%       After 5 Years             $708
                                                          ----
Total Annual Fund Operating Expenses                      1.29%       After 10 Years          $1,556

Developing Market Fund                                  Class A       Examples(d)
Management Fees                                           1.25%       After 1 Year              $218
Distribution (12b-1)and Service Fees                       .25%       After 3 Years             $799
Other Expenses                                            1.26%       After 5 Years           $1,405
                                                          ----
Total Annual Fund Operating Expenses(a)                   2.76%       After 10 Years          $3,045
Waived Fees (b)                                           (.61%)
                                                          ----
Total Expenses Less Waived Fees                           2.15%

International Equity Fund                               Class A       Examples(d)
Management Fees                                           1.25%       After 1 Year              $218
Distribution (12b-1)and Service Fees                       .25%       After 3 Years             $694
Other Expenses                                             .75%       After 5 Years           $1,196
                                                          ----
Total Annual Fund Operating Expenses(a)                   2.25%       After 10 Years          $2,577
Waived Fees (c)                                           (.10%)
                                                          ----
Total Expenses Less Waived Fees                           2.15%



(a) The expense ratios for each class of shares of the Developing Markets Fund and the International Equity Fund are higher than those paid by most other investment companies, but Wood, Struthers & Winthrop Management Corp. (as adviser) and AXA Asset Management Partenaires (as subadviser) believe the fees are comparable to those paid by investment companies of similar investment orientation.

(b) The Adviser has undertaken, in writing, to limit Total Expenses of the Developing Markets Fund to 2.15% per year for the Fund's Class A shares. This arrangement will remain in place at least until October 31, 1999.

(c) The Adviser has undertaken, in writing, to limit Total Expenses of the International Equity Fund to 2.15% per yearfor the Fund's Class A shares. This arrangement will remain in place at least until October 31, 1999.

(d) For those Funds that have Waived Fees above, only the After 1 Year Examples reflect the waived fees.

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
Net Asset Value:

                                                               [GRAPHIC OMITTED]

Net asset value per share (or "NAV") is determined separately for each Fund by taking the total assets of a Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding.

The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

Shares of the Funds are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees of the applicable Fund believe in good faith would accurately reflect their fair value.
--------------------------------------------------------------------------------


PURCHASES, REDEMPTIONS, AND SHAREHOLDER SERVICES

         Purchases. Clients of DLJdirect may invest in the Funds by investing in the Fund's related Fund Account. For example, a DLJdirect client who invests in the Small Company Value Fund Account purchases shares of the DLJ Winthrop Small Company Value Fund. Only investors that have accounts with DLJdirect may purchase shares in the Fund Accounts. Investors may need to have enough money in the DLJdirect Account to fill a purchase order prior to placing the order.

         Investments in the Fund Accounts are offered on a continuous basis at the net asset value per share of the Fund's Class A shares. See Calculation of Net Asset Value on this page. The initial sales charge that is normally charged to Class A shareholders is waived for clients of DLJdirect accounts. However, a transaction fee may be charged for executing these purchases.

         Full and fractional shares will be credited to an investor's account in the amount of the investment. Each Fund reserves the right to reject any initial or subsequent investment in its sole discretion.

         Further information is available by contacting the Funds at the address or telephone number listed on the back cover of this prospectus.

         Redemptions. Holdings in a Fund Account may be redeemed at a price equal to the net asset value per share of the respective Fund's Class A shares, as next computed after the receipt of the request. A transaction fee may be charged on redemptions effected through DLJdirect.

         The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder. This depends on the value of the Fund's portfolio securities at the time of such redemption or repurchase.

         Shareholders that have Fund Account balances of less than $250 may be requested to increase their account to at least $250 within 60 days. If you fail to do so, the Funds reserve the right to liquidate the Fund Account and send the proceeds to you. IRAs and other qualified retirement accounts are not subject to mandatory redemption. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than $250 based solely on the market movement of the Fund's shares.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period when the New York Stock Exchange is closed or restricted. Generally, redemptions will be made in cash or by check.

--------------------------------------------------------------------------------
10

         Exchanges. You may exchange holdings in one Fund Account for holdings in another Fund Account. (The exchange privilege for all the Funds is available only in states in which shares of the Fund may be legally sold.) Exchanges are made on the basis of each Fund's relative NAV per share next computed after receipt of an order for the exchange.

         The Funds impose no separate charge for exchanges. However, investors may be charged a transaction fee on exchanges made through DLJdirect. The annual fund operating expenses may be higher and a different 12b-1 fee may apply. For example, an investor will pay a higher 12b-1 fee after exchanging shares of an International Fund (.25 of 1% annually) for shares of a Domestic Fund (.30 of 1% annually).

         The exchange privilege is intended to provide you with a convenient way to switch your investments when your objectives or perceived market conditions suggest a change. The Funds reserve the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon 60 days notice. The exchange privilege is not intended to enable shareholders to play short-term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who in the opinion of the Adviser engage in such frequent transactions may be prohibited or restricted from placing future exchange orders. You should be aware that for federal income tax purposes an exchange is treated as a sale and a purchase of shares which may result in recognition of a gain or loss.

         Timing of Redemptions and Exchanges. If a redemption or transfer order in a Fund Account is received on a Fund Business Day prior to the close of the New York Stock Exchange (generally 4:00p.m.), the proceeds will be transferred as soon as possible. Shares within a Fund Account will be priced that Fund Business Day. If the redemption or transfer order is received after the close of the New York Stock Exchange, the shares in the Fund Account will be priced on the next Fund Business Day. The proceeds will be transferred as soon as possible after such pricing in accordance with industry settlement procedures.

         The DLJ Winthrop Opportunity Funds and the DLJ Winthrop Focus Funds are different legal entities and are separately offering their securities through this Prospectus. Based on the advice of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
Risks for the Growth Fund and the Growth and Income Fund:

                                                               [GRAPHIC OMITTED]

Like any investment, an investment in the Growth Fund or Growth and Income Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income.

The Funds are subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally.

The Growth Fund may invest in new and unseasoned companies. Stocks of these companies tend to be more volatile than stocks of larger and more established companies. In addition, because stocks are selected on the basis of their appreciation potential, they tend to be more risky than many investments that provide current income.

The Growth and Income Fund may invest in debt securities. Debt securities are subject to risks that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the credit quality of the issuer.

The Growth Fund and Growth and Income Fund may each invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses to the Funds if they had to be sold quickly.

The Growth Fund and the Growth and Income Fund may each invest in non-U.S. securities. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S. See "Additional Information on Investment Policies and Risks."
--------------------------------------------------------------------------------


The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any of the Funds will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees of a Fund may change non-fundamental policies without shareholder approval.

THE DOMESTIC FUNDS' INVESTMENT OBJECTIVES AND POLICIES

GROWTH FUND

         Goal: The investment objective of the Growth Fund is long-term capital appreciation. Investments are made based on their potential for long-term capital appreciation. The Growth Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Growth Fund's investment objective.

         Strategy: The Growth Fund invests in common stock, securities convertible into common stock and other equity securities (e.g., preferred stock and interests in master limited partnerships). It invests primarily in well-known and established companies (generally, companies in operation for more than three years). The Fund may occasionally invest in new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation. The Adviser applies extensive research that has been conducted primarily by research analysts employed by DLJ on the growth prospects of stocks that are considered for the Fund's portfolio. Target companies normally have market capitalizations of at least $1 billion at the time of purchase. Generally, the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Growth Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. (See "Risks for the Growth Fund and the Growth and Income Fund".)


         Investments: Under normal circumstances, the Growth Fund invests at least 65% of its total assets in equity securities of companies that the Adviser believes have above-average long-term capital appreciation

--------------------------------------------------------------------------------
12
         potential. For temporary defensive purposes, the Growth Fund may invest in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. In addition, the Fund may invest in equity securities selected on a basis other than the potential for long-term capital appreciation. The Fund may invest up to 35% of the value of its assets in investment-grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and banker's acceptances and other financial instruments. The Fund may invest in both listed and unlisted securities and may also:

         o        invest up to 10% of the value of its total assets in non-U.S.
                  securities;

         o invest no more than 10% of its net assets in restricted securities or other instruments with no ready market;

         o        invest up to 5% of its total assets in warrants; and

         o attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writ- ing covered call options on securities or stock indices. (See "Additional Information on Investment Policies and Risks.")

GROWTH AND INCOME FUND

         Goal: The investment objective of the Growth and Income Fund is long-term capital appreciation and continuity of income.

         Strategy: The Growth and Income Fund pursues its investment objective by investing principally in dividend-paying common stock and by diversifying its investments among different industries and companies. Securities are selected based on the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential does not ensure against possible loss in value.

         Investments: The Growth and Income Fund invests in common stock, preferred stock and securities convertible into common stock. The Growth and Income Fund may invest in debt securities that are of investment-grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), U.S. government securities, municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments. (See "Additional Information on Investment Policies and Risks" -- "Mortgage-Backed Securities" and "Investment-Grade Debt Securities.") There is no fixed proportion of the Growth and Income Fund's assets that must be invested in particular types of securities. The percentage of assets invested in various types of securities may be changed from time to time by the Adviser.

         The Growth and Income Fund invests in both listed and unlisted securities. The Growth and Income Fund may invest in non-U.S. securities and restricted securities. To minimize the effect of a market decline in the value of its securities, the Fund may, depending on market conditions, write covered call options on securities or stock indices. The Fund may invest up to 10% of its assets in non-U.S. securities and up to 10% of its assets in restricted securities. For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
Risks for the Small
Company Value Fund:

[GRAPHIC OMITTED]

The investment objective for the Small Company Value Fund causes it to be riskier than other funds and you could lose money. While it seeks investments that will provide a high level of growth of capital, they may decline in value. You should not invest in the Small Company Value Fund if your principal objective is assured income or capital preservation. While smaller companies generally have the potential for rapid growth, they often involve greater risks than investments in larger, more established companies. Small companies may have less management experience, fewer financial resources, and limited product diversification.

In addition, in many instances the frequency and trading volume for securities of smaller companies is substantially less than for larger companies, causing such securities to be subject to greater and more abrupt price fluctuations and to be less liquid than securities of larger companies. When making large sales of portfolio securities, it may be necessary for the Small Company Value Fund to sell such securities at discounts from quoted prices or to execute a series of small sales over an extended period of time. These factors cause an investment in the Small Company Value Fund to be riskier than an investment in a typical "large company" mutual fund.

The Small Company Value Fund also is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates. These factors also could adversely affect an investment in the Fund. If the value of equity markets in general declines, the value of your investment in the Small Company Value Fund could also decline, possibly to a greater extent than the decline in equity markets generally.

The Small Company Value Fund may invest in various types of debt securities. Debt securities are subject to the risk that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the perceived credit quality of the issuer.

                            (Continued on next page)
--------------------------------------------------------------------------------


SMALL COMPANY VALUE FUND

         Goal: The investment objective of the Small Company Value Fund is a high level of growth of capital. The Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

         Strategy: The Small Company Value Fund invests primarily in common stock and may also invest in securities convertible into common stock, preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities of small market capitalization companies. Small cap companies, for the purpose of this Fund, are considered to be companies with market capitalizations of $2 billion or less at the time of purchase.

         Investments: The Small Company Value Fund pursues its investment objective by employing a value-oriented investment approach. This means that the Adviser seeks securities that appear to be underpriced. The Adviser looks for stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Small Company Value Fund tries to enhance its potential for appreciation and limit the risk of decline in the value of its portfolio. The Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those other funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. To further reduce risk, the Small Company Value Fund diversifies its holdings among many companies and industries. The Adviser also considers whether a company has an established presence in its industry, a product or market niche and whether management owns a significant stake in the company.

         The Small Company Value Fund may also invest in special situation companies. A special situation company is a company whose value may increase within a reasonable period of time solely by reason of a

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
                         (continued from previous page)

The Fund may also invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses if they had to be sold quickly.

The Fund may also invest in non-U.S. securities. Not only do non-U.S. securities carry the same risks as securities of U.S. companies, they also have the added risks of generally being traded in less liquid markets than U.S. securities, involve political systems, economies and markets that may not be as developed as in the U.S. and may be issued by companies that are not subject to reporting requirements that are as rigorous as those imposed on U.S. issuers.

The Fund also may invest in options, warrants and financial futures contracts. Selecting options, warrants and financial futures contracts involves determinations as to how a particular security, index, interest rate, or currency will change. If the Adviser is wrong on its prediction, the Fund could lose money. In addition, such instruments may not be available, or if available, may be too expensive to utilize. See "Additional Information on Investment Policies and Risks."
--------------------------------------------------------------------------------


         development particularly or uniquely applicable to that company. The securities of these companies may be affected by particular developments unrelated to business conditions generally. These investments may fluctuate without relation to general market trends. In general, the principal risk associated with investing in special situation companies is the potential decline in the value of these securities likely to occur if the anticipated development fails to take place. Examples of special situation companies are companies that are being reorganized or merged, have unusual new products, enjoy particular tax advantages, or acquire new management.

         The Fund invests primarily in common stock. It may also invest in securities convertible into common stock, preferred stock, investment-grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities), U.S. Government securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments.

         The Small Company Value Fund also may invest in unlisted securities and securities traded in the over-the-counter markets. The Small Company Value Fund may allocate a larger percentage of its assets to unlisted securities than would a typical large company mutual fund. The Small Company Value Fund may also:

         o purchase or sell options on securities and on indices to seek to enhance return or hedge its portfolio;
         o        purchase or sell financial futures contracts and options
                  thereon for hedging and risk management purposes;
         o        invest up to 20% of total assets in non-U.S. securities;
         o        invest up to 5% of total assets in rights or warrants; and
         o invest not more than 10% of net assets in instruments having no ready market.

         However, the Fund does not invest in restricted securities.

--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
Developing Markets
Fund Risks:

[GRAPHIC OMITTED]

Like any investment, an investment in the Developing Markets Fund is subject to risk and you could lose money. While the Fund selects investments that the Fund believes will experience long-term appreciation, their value could decline. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

In addition to the general risks of investing in non-U.S. securities, characteristics of developing countries may affect certain investments, such as national policies that restrict foreign investment and the absence of developed legal structures governing private property and private and foreign investments. The typically small size of securities markets and the possibility of a low or nonexistent volume of trading in developing countries may also result in a lack of liquidity and substantial price volatility.

You should be aware that investing in developing countries generally involves exposure to economic structures that are generally less diverse and mature, and to political systems with less stability than those of developed countries.
--------------------------------------------------------------------------------


THE INTERNATIONAL FUNDS'
INVESTMENT OBJECTIVES AND POLICIES

DEVELOPING MARKETS FUND

         Goal: The investment objective of the Developing Markets Fund is long-term growth of capital by investing primarily in common stocks and other equity securities in developing countries. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of developing countries.

         Strategy: The Fund seeks to identify those countries and industries where economic and political factors are likely to produce above average growth rates. The Fund seeks to invest in those companies and in such industries and countries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different developing countries.

         Investments: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depository receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depository receipts or other securities restricted or otherwise representing underlying shares of non-U.S. issuers. This Fund may purchase a limited amount of illiquid securities. The Fund may enter into forward foreign currency exchange contracts to attempt to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio.

         As used in this Prospectus, a company in a developing country is an entity for which either the principal securities trading market is in a developing country, it is organized under the laws in a developing country or it has its principal office in a developing country. The Fund invests primarily in countries represented within the MSCI Emerging Markets Free Index. Those countries currently include Argentina, Brazil, Chile,

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
Risks for the International Equity Fund:

[GRAPHIC OMITTED]

Like any investment, an investment in the International Equity Fund is subject to risk and you could lose money. While the Fund selects investments the Fund believes will experience long-term appreciation, their value could decline.

The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets.

Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.
--------------------------------------------------------------------------------


         China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Fund generally does not invest more than 25% of its total assets in developing countries not represented within the MSCI Emerging Markets Free Index.

         For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

INTERNATIONAL EQUITY FUND

         Goal: The investment objective of the International Equity Fund is long-term growth of capital by investing primarily in common stocks and other equity securities from established non-U.S. markets. During normal market conditions, the Fund invests most of its assets in securities of issuers from at least three different countries outside the United States. The Fund may invest in securities of companies incorporated in the United States but having their principal activities and interests outside of the United States.

         Strategy: In pursuing its investment objective, the International Equity Fund attempts to diversify its equity investments primarily among countries represented within the EAFE Index. Those countries currently include Australia, Austria, Belgium, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Switzerland, the United Kingdom, and the Scandinavian countries. The Fund generally does not intend to invest more than 10% of its total assets in countries not represented within the EAFE Index.

         This Fund seeks to identify countries and industries with favorable growth prospects. Then the Fund invests in the companies in such countries and industries that are reasonably valued. Typically these companies offer reliable earnings and high quality management.

         Investments: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. This Fund may invest a limited amount of its assets in restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange

--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
ADRs:

[GRAPHIC OMITTED]

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying securities issued by a non-U.S. corporation.

EDRs and GDRs are Depositary Receipts typically issued by non-U.S. banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of the underlying securities issued by either a non-U.S. or a U.S. corporation.
--------------------------------------------------------------------------------
The International Funds may from time to time take a defensive position by holding all or a portion of the Fund in other types of securities, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars). The International Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments with up to 35% of their assets, pending investment of proceeds from new sales of International Funds' shares or to meet ordinary daily cash needs.
--------------------------------------------------------------------------------


         rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio.

         For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
Year 2000
Readiness Disclosure

[GRAPHIC OMITTED]

Many computer systems used today cannot tell the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and accounting services.

Although the Funds can't guarantee that this won't be a problem, the Funds' service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the new millennium.

In addition, issuers of securities may also encounter Year 2000 problems. If these problems are significant and are not corrected, the securities markets in general could decline and the issuers that have Year 2000 problems could see the prices for their securities decline. If a Fund owns securities of an issuer with a Year 2000 problem or securities markets in general decline, the NAV of the Fund would likely decline and you could lose money.
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

         The following general investment policies and risks supplement those set forth above for each Fund.

         Equity Securities. "Equity securities" include common stock, preferred stock (including convertible preferred stock), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.

         Convertible Securities. A "convertible security" is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

         Warrants. A "warrant" gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the stock at a price below its market value.

         Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. "Mortgage-backed securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of respects from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of that security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. Based on historic prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be reinvested at lower interest rates, than during a period of rising interest rates.

--------------------------------------------------------------------------------
                                                                              19

         Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         Asset-Backed Securities. The Fund may invest in asset-backed securities. "Asset-backed securities" have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities. For example, in the event that the collateral underlying an asset-backed security must be disposed of, it may be difficult to convert that collateral into a stream of payments to be paid to the holders of the security.

         Investment-Grade Debt Securities. All of the Funds may invest in debt securities of investment-grade quality. "Investment-grade debt securities" are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization. Investment-grade debt securities may also include debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated by the rating agencies.

         Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment-grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Securities rated Baa by Moody's are considered to be medium-grade obligations. These securities are neither highly protected nor poorly secured. The rating organization determines that interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the DLJ Winthrop Funds. The investment-grade limitations referenced for each Fund are applicable at the time of initial investment and a Fund may determine to retain securities of issuers which have had their credit characteristics downgraded.

         Repurchase Agreements. The Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

--------------------------------------------------------------------------------
20

         Non-U.S. Securities. All of the Funds may invest in "non-U.S. securities". There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

         Non-U.S. securities may be subject to taxes imposed by foreign governments that would reduce the net yield on such securities. Investment in non-U.S. securities may result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges (which generally are higher than commissions on U.S. exchanges) and the expense of maintaining securities with non-U.S. custodians.

         Investments in non-U.S. securities include securities issued by European issuers. On January 1, 1999, the countries participating in the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is reshaping financial markets, banking systems and monetary policies in Europe and other parts of the world. Although it is not possible to predict the eventual impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Funds are aware of such potential problems and are coordinating ways to prevent or alleviate their adverse impact on the Funds.

         Investment Companies. Certain funds may invest a limited amount of their assets in shares of other investment companies. Investments in other mutual funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, such investments are subject to limitations under the 1940 Act and market availability. Currently, the International Funds may invest in such investment companies if, in the judgment of the Adviser or Subadviser, the potential benefits of such investments justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time shareholders of an International Fund would continue to pay their own management fees and other expenses.

         Options. A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Growth Fund and the Growth and Income Fund may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable. The Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or non-U.S. securities exchanges or in the over-the-counter market. (Options traded in the over-the-counter market are considered illiquid investments.)

--------------------------------------------------------------------------------
                                                                              21

FUND MANAGEMENT

         Wood, Struthers & Winthrop Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172 ("WSWMC"), serves as the investment adviser for the Domestic Funds and the International Funds. AXA Asset Management Partenaires, a societe anonyme organized under the laws of France with principal offices at 46, avenue de la Grande Armee, Paris, France 75017 serves as sub-investment adviser for the International Funds and is a wholly-owned subsidiary of AXA-UAP ("AXA").

         WSWMC (the "Adviser") is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of DLJ, Inc., a major international supplier of financial services. DLJ is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies.

                      The fees paid for the fiscal year
                    ended October 31, 1998 are as follows:


    FUND                        % OF AVERAGE                 FEES PAID
                                NET ASSETS
    ----                        ------------                 ----------


    Growth Fund                    .73%                       $791,152


    Growth and Income Fund         .60%                     $1,138,550


    Small Company Value Fund       .75%                     $2,257,326


    International Equity Fund     1.25%                       $678,442


    Developing Markets Funds      1.25%                       $327,927


         The following individuals are responsible for management of the DLJ Winthrop Funds.

         James A. Engle serves as the primary manager of the Growth and Income Fund. He has been a manager of the Growth and Income Fund since July 1986. Mr. Engle also has served as co-portfolio manager of the Growth Fund since March 1993 and of the Small Company Value Fund since 1989. Mr. Engle is a Vice President of the Funds. He is also the Chief Investment Officer and Managing Director of WSWMC. Mr. Engle heads WSWMC's Investment Committee, which focuses its attention on identifying undervalued securities and has been an employee of WSWMC since 1983.

         Roger W. Vogel serves as the primary portfolio manager of the Small Company Value Fund. He has acted as the portfolio co-manager of the Growth Fund, the Growth and Income Fund, and the Small Company Value Fund since July 1993. Mr. Vogel is a Vice President of the Focus Funds, and a Senior Vice President of the Advisers and the Chief Investment Officer--Equities of DLJIM. Prior to becoming associated with the Funds, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.

         Hugh M. Neuburger, is the primary portfolio manager of the Growth Fund. He has also served as the co-portfolio manager of the Growth Fund, the Growth and Income Fund and the Small Company Value Fund since August 1995. Mr. Neuburger is a Managing Director and Director of Quantitative Analysis of the Advisers and has been an employee of WSWMC since March 1995. Prior to March 1995, Mr. Neuburger was the president of Hugh M. Neuburger, Inc., a consulting firm providing domestic and global tactical asset allocation advice and other consulting services to large corporate and state pension plans. From 1986 through 1991, Mr. Neuburger was Managing Director of Matrix Capital

--------------------------------------------------------------------------------
22

         Management, an investment management firm. Prior to 1986, Mr. Neuburger managed asset allocation portfolios for Prudential Insurance Company of America.

         Robert de Guigne, an employee of the Subadviser, serves as portfolio manager of the International Funds. Mr. de Guigne assumed the day-to-day investment responsibilities of the Developing Markets Fund in August 1996 and the International Equity Fund in June 1997. Mr. de Guigne has been an asset manager responsible for emerging market equities for a subsidiary of AXA since April 1996. Previously, Mr. de Guigne was a portfolio manager for State Street Bank in Paris.

DISTRIBUTION CHARGES

         Each Fund has adopted 12b-1 Plans pursuant to the rules of the 1940 Act. These plans allow each Fund to collect distribution and service fees for the sale and servicing of the individual classes of each Fund's shares. Since these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges. The above payments were made in the fiscal year ending October 31, 1998.


FUND                          % OF AVERAGE            FEES PAID
                               NET ASSETS
----                          ------------            ---------

Growth Fund                       0.30%                $281,391

Growth and Income Fund            0.30%                $486,265

Small Company Fund                0.30%                $833,911

International Equity Fund         0.25%                $118,183

Developing Markets Fund           0.25%                $ 55,599



--------------------------------------------------------------------------------
Distribution and Service Fees:

[GRAPHIC OMITTED]

Distribution and service fees are used to pay the distributor for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.

The expenses incurred by the Distributor under the 12b-1 Plans include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance.

Distribution fees also allow the Distributor to compensate broker/dealers or other persons or entities for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.
--------------------------------------------------------------------------------


DIVIDEND AND DISTRIBUTION
INFORMATION

         Dividends are paid to shareholders of the Growth and Income Fund quarterly and to shareholders of the Growth Fund, the Small Company Value Fund and the International Funds once a year. Capital gains earned in any of the Funds are normally distributed to shareholders once a year. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

         For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you ask us to pay the distributions in cash, the Fund will send you a check instead of purchasing more shares of your Fund. You will receive a confirmation that shows the payment amount and a summary of all transactions. Checks are normally mailed within five business days of the payment date.

--------------------------------------------------------------------------------
                                                                              23

TAXES

         As with any investment, you should consider how your investment in the Funds will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. Each January, your Fund will mail you a form indicating the federal tax status of your dividend and capital gain distributions. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

         When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

         As a shareholder, you must provide DLJdirect with a correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require DLJdirect to withhold 31% of your taxable distributions and redemptions. Federal law also requires DLJdirect to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

         Please see the Statement of Additional Information for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

--------------------------------------------------------------------------------

               -------------------------------------------------
               The Taxpayer Relief
               Act of 1997:

                                                [GRAPHIC OMITTED]

               The Taxpayer Relief Act of 1997 made certain changes to capital gains tax rates. Under this law, certain taxpayers will pay a lower tax rate when it comes to capital gains.

               The Fund will provide information relating to the
               portion of any Fund distribution that is eligible
               for the reduced capital gains tax rate.
               -------------------------------------------------


--------------------------------------------------------------------------------
24

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund Class A share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent auditors, whose unqualified reports, along with the Funds' financial statements, are included in the Statements of Additional Information, which are available upon request. Additional information about the performance of the Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge.

--------------------------------------------------------------------------------

                                          Net Asset         Net       Net Realized     Total      Dividends    Distributions
                                            Value       Investment   and Unrealized    from        from Net         from
                                         Beginning of     Income/    Gains/(Losses)  Investment   Investment       Capital
                                            Period        (Loss)     on Securities   Operations     Income          Gains
                                         ------------   ----------   --------------  ----------   ----------   -------------
GROWTH FUND

Year Ended October 31, 1998                $14.56         ($0.003)*    $2.882          $2.879       ($0.017)     ($0.902)
Year Ended October 31, 1997                 12.69           0.028       3.065           3.093        (0.048)      (1.175)
Year Ended October 31, 1996                 11.35           0.053       2.107           2.160        (0.038)      (0.782)
Year Ended October 31, 1995                 10.82           0.037       1.190           1.227        (0.012)      (0.685)
Year Ended October 31, 1994                 10.97           0.014       0.435           0.449           --        (0.599)

GROWTH AND INCOME FUND

Year Ended October 31, 1998                $20.09          $0.202*     $3.509          $3.711       ($0.170)     ($1.031)
Year Ended October 31, 1997                 17.18           0.211       4.588           4.799        (0.214)      (1.675)
Year Ended October 31, 1996                 14.57           0.266       2.935           3.201        (0.241)      (0.350)
Year Ended October 31, 1995                 13.38           0.254       1.769           2.023        (0.266)      (0.567)
Year Ended October 31, 1994                 13.42           0.244       0.358           0.602        (0.223)      (0.419)

SMALL COMPANY VALUE FUND

Year Ended October 31, 1998                $23.34          $0.066*    ($2.548)        ($2.482)      ($0.063)     ($1.255)
Year Ended October 31, 1997                 18.41           0.073       5.661           5.734        (0.081)      (0.723)
Year Ended October 31, 1996                 16.61           0.084       2.162           2.246        (0.037)      (0.409)
Year Ended October 31, 1995                 15.65           0.035       1.621           1.656           --        (0.696)
Year Ended October 31, 1994                 16.11           0.105       0.603           0.708        (0.026)      (1.142)

INTERNATIONAL EQUITY FUND

Year Ended October 31, 1998                $11.42         ($0.060)**   $0.990          $0.930       ($0.060)     ($0.090)
Year Ended October 31, 1997                 10.38          (0.070)**    1.110           1.040           --           --
Year Ended October 31, 1996                  9.58          (0.040)**    0.840           0.800           --           --
Year Ended October 31, 1995*                10.00             --       (0.420)         (0.42O)          --           --

DEVELOPING MARKETS FUND

Year Ended October 31, 1998                $ 9.52           0.020 **  ($2.400)        ($2.380)          --           --
Year Ended October 31, 1997                  9.96          (0.020)**   (0.400)         (0.420)          --        (0.020)
Year Ended October 31, 1996                  9.53          (0.010)**    0.440           0.430           --           --
Year Ended October 31, 1995*                10.00             --       (0.470)         (0.470)          --           --

+ Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestments of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

* Commencement of operations for the International Equity Fund and the Developing Markets Fund was September 8, 1995.

**       Based on average shares outstanding.


--------------------------------------------------------------------------------
26


                                                                          Ratio of         Ratio of Net
                                                       Net Assets         Expenses        Investment Income          Portfolio
   Total         Net Asset Value         Total        End of Period      to Average       (Loss) to Average           Turnover
Distributions     End of Period         Return +      (000 omitted)     Net Assets(2)       Net Assets(2)              Rate
-------------    ---------------       ---------     ---------------    -------------     ------------------         ----------

 ($0.919)           $16.52               21.00%         $97,078            1.29%               (0.02%)                  21.0%
  (1.223)            14.56               26.48           82,926            1.36                 0.21                    41.1
  (0.820)            12.69               20.32           68,096            1.48                 0.47                    60.6
  (0.697)            11.35               12.21           55,946            1.63                 0.35                   101.7
  (0.599)            10.82                4.15           52,455            1.65                 0.06                    28.2


 ($1.201)           $22.60               19.14%        $163,936            1.13%                0.92%                   32.7%
  (1.889)            20.09               30.53          145,586            1.22                 1.15                    19.8
  (0.591)            17.18               22.60          113,803            1.36                 1.68                    44.0
  (0.833)            14.57               16.10           87,975            1.58                 1.94                    31.8
  (0.642)            13.38                4.58           67,020            1.64                 1.88                    25.9


 ($1.318)           $19.54              (11.20)%       $237,873            1.29%                0.30%                   41.5%
  (0.804)            23.34               32.48          283,001            1.35                 0.37                    21.1
  (0.446)            18.41               13.80          227,716            1.47                 0.48                    35.1
  (0.696)            16.61               11.10          202,730            1.64                 0.23                    25.1
  (1.168)            15.65                4.67          144,624            1.70                (0.04)                   31.6


 ($0.150)           $12.20                8.20%         $44,286            2.15%               (0.49)%                  69.7%
      --             11.42               10.02           44,316            2.15                (0.59)                   73.9
      --             10.38                8.35           42,170            2.15                (0.39)                   94.1
      --              9.58               (4.20)          28,819            2.15(1)             (0.02)(1)                  --


      --             $7.14              (25.00)%        $16,355            2.15%                0.22%                   43.6%
  (0.020)             9.52               (4.18)          29,402            2.15                (0.17)                   52.8
      --              9.96                4.51           36,918            2.15                (0.14)                   26.8
      --              9.53               (4.70)          14,622            2.15(1)              0.32(1)                   --


(1)      Annualized

(2) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Developing Markets Fund, .61%, .34%, .54% and .60% (annualized) for the years ended 10/31/98, 97, 96 and 95, respectively; and International Equity Fund .10%, .18%, .27% and .60% for the years ended 10/31/98, 97, 96 and
         95, respectively.


--------------------------------------------------------------------------------

FOR MORE INFORMATION

GENERAL INFORMATION AND OTHER AVAILABLE INFORMATION

         The Funds will send out a semi-annual report and an annual report to clients of DLJdirect who hold shares in a Fund Account. These reports include a list of the Fund's investments and financial statements. The annual report contains a statement from the Funds' Adviser discussing market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

         The Funds have Statements of Additional Information that contain additional information on all aspects of the Funds and are incorporated by reference into this Prospectus. The Statements of Additional Information have been filed with the Securities and Exchange Commission and are available for review at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330) or on the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by writing:

                      Securities and Exchange Commission
                           Public Reference Section
                          Washington, DC 20549-6009
                Payment of a duplicating fee may be required.

         Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling 800-225-8011 or by writing to:

                              DLJ Winthrop Funds
                   First Data Investor Services Group, Inc.
                                P.O. Box 61503
                        King of Prussia, PA 19406-0903

         For inquires related to your DLJdirect Fund account, DLJdirect, Inc. is located at:

                              One Pershing Plaza
                            Jersey City, NJ 07399

         Shareholders may also call DLJdirect at:

                                 800-TALK-723

         or go to:

                              www.DLJdirect.com

         DLJ WINTHROP FUNDS

         SEC file numbers:          Focus Funds               811-04604
                                    Opportunity Funds         811-9054

         DLJdirect is a trademark of DLJ Long Term Investment Corporation.